Exhibit 10.32

AMENDMENT NO. 4 TO

FIFTH SUPPLEMENT

TO THE MASTER LOAN AGREEMENT

(REVOLVING LINE OF CREDIT LOAN)

This Amendment No. 4 to the Master Loan Agreement (Revolving Line of Credit Loan) (this “Amendment”) is effective as of December 8, 2009, by and between HERON LAKE BIOENERGY, LLC, a Minnesota limited liability company (“Borrower”) and AGSTAR FINANCIAL SERVICES, PCA (“Lender”).

RECITALS

A.            Lender has extended various credit facilities to Borrower for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility in Jackson County, Minnesota, pursuant to that certain Fourth Amended and Restated Master Loan Agreement dated as of October 1, 2007, as the same may be amended, supplemented, modified, extended or restated from time to time (the “MLA”); that certain Third Supplement to the Master Loan Agreement (Term Loan) dated as of October 1, 2007, as the same may be amended, supplemented, modified, extended or restated from time to time (the “Third Supplement”); that certain Fourth Supplement to the Master Loan Agreement (Term Revolving Loan) dated as of October 1, 2007, as the same may be amended, supplemented, modified, extended or restated from time to time (the “Fourth Supplement”); and that certain Fifth Supplement to the Master Loan Agreement (Revolving Line of Credit Loan) dated as of November 19, 2007, as amended by that certain Amendment No. 1 to Fifth Supplement to the Master Loan Agreement dated November 17, 2008, as further amended by that certain Amendment No. 2 to Fifth Supplement to the Master Loan Agreement dated February 1, 2009, and as further amended by that certain Amendment No. 3 to Fifth Supplement to the Master Loan Agreement dated May 29, 2009, as the same may be amended, supplemented, modified, extended or restated from time to time (collectively, the “Fifth Supplement”).  The MLA, Third Supplement, Fourth Supplement and Fifth Supplement are referred to collectively hereinafter as the “Loan Agreement”).

B.            Borrower has requested that Lender extend the maturity date of the Revolving Line of Credit Loan, and Lender has agreed to such extension upon the terms and conditions set forth herein.

C.            Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the MLA or the Fifth Supplement, as applicable.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto herby agree as follows:

1.             Amendment to Fifth Supplement.  Section 1:  The following defined term in the Fifth Supplement is hereby amended and restated to read as follows:

“Revolving Line of Credit Loan Maturity Date” shall mean February 1, 2010.

2.             Representations and Warranties.  Borrower hereby represents to Lender that, after giving effect to this Amendment:

(a)           All of the representations and warranties of Borrower contained in the MLA and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof.

(b)           As the date hereof, except as otherwise specifically stated herein, no Event of Default has occurred and is continuing.

3.             Miscellaneous.

(a)           Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Loan Agreement or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any other instrument or agreement referred to therein. It is further understood and agreed by and between the Borrower and the Lender that all other terms and provisions of the Loan Agreement shall remain in full force and effect, enforceable by the Lender against the Borrower as fully as though no amendments had been made hereby, and this Amendment shall not be deemed to hinder, compromise or lessen the enforceability of the Loan Agreement, the Notes, or any mortgage, security interest, or guaranty securing repayment of the Loans, in any way.  Each reference in the Loan Agreement and in any other Loan Document to the “Fifth Supplement” shall mean the Fifth Supplement, as amended hereby.

(b)           Loan Documents.  This Amendment is a Loan Document executed pursuant to the MLA and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)           Defined Terms.  All terms used and not otherwise defined herein shall have the meanings assigned to them in the MLA or the Fifth Supplement, as applicable.

(d)           Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e)           Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f)            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

(g)           WAIVER OF JURY TRIAL.  THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.

{SIGNATURE PAGE FOLLOWS}

SIGNATURE PAGE TO

AMENDMENT NO. 4 TO

FIFTH SUPPLEMENT TO THE MASTER LOAN AGREEMENT

(REVOLVING LINE OF CREDIT LOAN)

BY AND BETWEEN

HERON LAKE BIOENERGY, LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED AS OF:  December 8, 2009

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

HERON LAKE BIOENERGY, LLC,

a Minnesota limited liability company

By:	/s/ Robert J. Ferguson
Robert J. Ferguson
Its: President

LENDER:

AGSTAR FINANCIAL SERVICES, PCA,

a United States corporation

By:	/s/ Mark Schmidt
Mark Schmidt
Its: Vice President